SECURITIES AND EXCHANGE COMMISSION


                          Washington, D.C.  20549

                                 FORM 8-K/A-1

                              CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act


                               June 27, 2006
                               -------------
                              Date of Report
                    (Date of earliest event reported)


                          Reflect Scientific, Inc.
                          ------------------------
           (Exact name of registrant as specified in its charter)



    UTAH                        000-31377                      87-0642556
    -----                       ---------                      ----------
(State or other           (Commission File Number)            (IRS Employer
jurisdiction of                                            Identification No.)
incorporation)

                           970 Terra Bella Avenue
                       Mountain View, California 94043
                       -------------------------------
                   (Address of Principal Executive Offices)

                               (650) 960-0300
                               --------------
                       (Registrant's Telephone Number)

                                    N/A
                                    ---
        (Former Name or Former Address if changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01     Financial Statements and Exhibits.

  (a) Financial Statements of Businesses acquired.

          CRYOMASTOR, INC. (A DEVELOPMENT STAGE COMPANY)

                       FINANCIAL STATEMENTS

                        December 31, 2005

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



Board of Directors and Shareholders of
Cryomastor, Inc. (a development stage company)
Mountain View, California

We have audited the accompanying balance sheet of Cryomastor, Inc. (a development stage company) as of December 31, 2005, and the related statements of operations, shareholders' equity and cash flows for the year ended December 31, 2005. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Cryomastor, Inc. (a development stage company) as of December 31, 2005, and the results of its operations and its cash flows for the year ended December 31, 2005 in conformity with accounting principles generally accepted in the United States of America.


/S/HJ Associates & Consultants, LLP

HJ Associates & Consultants, LLP
Salt Lake City, Utah
September 7, 2006

                         C O N T E N T S


Report of Independent Registered Accounting Firm . . . . . . . . . . . .3

Balance Sheet. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4

Statement of Operations. . . . . . . . . . . . . . . . . . . . . . . .  6

Statement of Shareholders' Equity. . . . . . . . . . . . . . . . . . .  7

Statement of Cash Flows. . . . . . . . . . . . . . . . . . . . . . . .  8

Notes to the Financial Statements. . . . . . . . . . . . . . . . . . .  9

         CRYOMASTOR, INC. (A DEVELOPMENT STAGE COMPANY)
                         Balance Sheet


                             ASSETS

                                                              December 31,
                                                                  2005


CURRENT ASSETS

 Cash                                                         $     4,807
                                                              -----------
FIXED ASSETS, NET (Note 3)                                         70,726
                                                              -----------

OTHER ASSETS

 Patents, net (Note 4)                                              9,085
                                                              -----------

  TOTAL ASSETS                                                $    84,618
                                                              ===========



The accompanying notes are an integral part of these financial statements.

         CRYOMASTOR, INC. (A DEVELOPMENT STAGE COMPANY)
                   Balance Sheet (continued)


              LIABILITIES AND SHAREHOLDERS' EQUITY

                                                              December 31,
                                                                  2005


CURRENT LIABILITIES

 Accounts payable                                             $    10,214
 Accrued liabilities                                               76,034
 Notes payable                                                    302,671
                                                              -----------
  Total Current Liabilities                                       388,919
                                                              -----------
COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS' EQUITY

 Common stock; $0.001 par value, authorized 10,000,000 shares;
   10,000,000 shares issued and outstanding                       10,000
 Stock subscription receivable (Note 5)                           (4,900)
 Deficit accumulated during the development stage               (309,401)
                                                             -----------
  Total Shareholders' Deficit                                   (304,301)
                                                             -----------
  TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                 $    84,618
                                                             ===========


The accompanying notes are an integral part of these financial statements.

          CRYOMASTOR, INC. (A DEVELOPMENT STAGE COMPANY)
                     Statement of Operations
     From Inception on October 25, 2005 to December 31, 2005



REVENUES                                                     $         -

OPERATING EXPENSES

  General and administrative                                      12,301
                                                               ---------

OPERATING LOSS                                                   (12,301)
                                                               ---------
OTHER EXPENSE

 Loss on purchase of patent                                     (297,100)
                                                               ---------
NET LOSS                                                       $(309,401)
                                                               =========
Loss per share                                                 $   (.017)
                                                               =========
Weighted average number of shares outstanding                  1,808,219
                                                               =========


The accompanying notes are an integral part of these financial statements.

          CRYOMASTOR, INC. (A DEVELOPMENT STAGE COMPANY)
                 Statement of Shareholders Equity
     From Inception on October 25, 2005 to December 31, 2005


                                                                Deficit
                                                              Accumulated
                                                    Stock      During the
                                 Common Stock   Subscription  Development
                              Shares     Amount  Receivable      Stage

Balance at Inception                -  $      -    $     -     $       -

Common stock issued for cash
At $0.001 per share on
October 25, 2006           10,000,000    10,000          -             -

Stock subscription
receivable                          -         -     (4,900)            -

Net income for the year
ended December 31, 2005             -         -          -      (309,401)
                          ----------- ---------  ---------  ------------
Balance December 31, 2005  10,000,000 $  10,000  $  (4,900) $   (309,401)
                          =========== =========  =========  ============



The accompanying notes are an integral part of these financial statements.

          CRYOMASTOR, INC. (A DEVELOPMENT STAGE COMPANY)
                     Statement of Cash Flows
     From Inception on October 25, 2005 to December 31, 2005



CASH FLOWS FROM OPERATING ACTIVITIES

  Net loss                                                   $ (309,401)
 Adjustments to reconcile net loss to net cash
  provided by operating activities:
  Depreciation expense                                            3,075
  Amortization of patent                                            154
  Loss on purchase of patent                                    297,100
 Changes in operating assets and liabilities:
  Increase in accounts payable and accrued liabilities           86,248
                                                             ----------
      Net Cash Provided by Operating Activities                  77,176
                                                             ----------

CASH FLOWS FROM INVESTING ACTIVITIES

 Purchase of equipment                                          (73,801)
 Purchase of patent                                            (306,339)
                                                             ----------
  Net Cash Used by Investing Activities                        (380,140)
                                                             ----------
CASH FLOWS FROM FINANCING ACTIVITIES

 Proceeds from issuance of notes payable                        302,671
 Capital contribution                                             5,100
                                                             ----------
  Net Cash Provided by Financing Activities                     307,771
                                                             ----------

NET INCREASE IN CASH                                              4,807

CASH AT BEGINNING OF PERIOD                                           -
                                                             ----------
CASH AT END OF YEAR                                          $    4,807
                                                             ==========
NON-CASH INVESTING AND FINANCING ACTIVITIES:

 Cash Paid For:

 Interest                                                    $        -
 Income taxes                                                $        -



The accompanying notes are an integral part of these financial statements.

          CRYOMASTOR, INC. (A DEVELOPMENT STAGE COMPANY)
                Notes to the Financial Statements
     From Inception on October 25, 2005 to December 31, 2005


NOTE 1 - ORGANIZATION AND DESCRIPTION OF BUSINESS

The Company was formed on October 25, 2005 and incorporated in the state of California. The Company is involved in the design and manufacture of ultra low temperature (ULT) cooling systems. The Cryomastor brand is a newly invented, liquid nitrogen cooled storage system that provides temperature versatility, temperature uniformity and eliminates many of the problems associated with current ULT systems.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

a.  Accounting Method

The Company's financial statements are prepared using the accrual method of accounting. The Company has elected a December 31 year-end.

b.  Revenue Recognition

The Company recognizes revenues as required by Staff Accounting Bulletin No. 101 "Revenue Recognition in Financial Statements". Revenue is only recognized on product sales once the product has been shipped to the customers (FOB
Origin), and all other obligations have been met.   The Company had no income
for the year ended December 31, 2005.

c.  Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

h. Newly Issued Accounting Pronouncements

In December 2004, the FASB issued SFAS No. 123 (Revised 2004) (SFAS 123 (R)) "Share-based payment". SFAS 123 (R) will require compensation costs related to share-based payment transactions to be recognized in the financial statements. With limited exceptions, the amount of compensation cost will be measured based on the grant-date fair value of the equity or liability instruments issued. In addition, liability awards will be re-measured each reporting period. Compensation cost will be recognized over the period that an employee provides service in exchange for the award. FASB 123 (R) replaces FASB 123, Accounting for Stock-Based Compensation and supersedes APB option No. 25, Accounting for Stock Issued to Employees. This guidance is effective as of the first interim or annual reporting period after December 15, 2005 for Small Business filers.

          CRYOMASTOR, INC. (A DEVELOPMENT STAGE COMPANY)
                Notes to the Financial Statements
     From Inception on October 25, 2005 to December 31, 2005

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

h. Newly Issued Accounting Pronouncements (Continued)
In November 2004, the FASB issued SFAS No. 151 (SFAS 151), "Inventory Costs". SFAS 151 amends ARB No. 43, Chapter 4. This statement clarifies the accounting for abnormal amounts of idle facility expense, freight, handling costs, and wasted material (spoilage). SFAS 151 is the result of a broader effort by the FASB and the IASB to improve financial reporting by eliminating certain narrow differences between their existing accounting standards. This statement is effective for inventory costs incurred during fiscal years beginning after June 15, 2005. The adoption of SFAS 151 did not have a material impact on the results of operations of the Company.

In December 2004, the FASB issued SFAS No. 152, "Accounting for Real Estate Time-Sharing Transactions," which is effective for years beginning after June 15, 2005. The adoption of this new accounting standard had no material effect on the Company's financial statements.

In December 2004, the FASB issued SFAS No. 153 (SFAS 153) "Exchange of Non-monetary assets". This statement was a result of a joint effort by the FASB and the IASB to improve financial reporting by eliminating certain narrow differences between their existing accounting standards. One such difference was the exception from fair value measurement in APB Opinion No. 29, Accounting for Non-Monetary Transactions, for non-monetary exchanges of similar productive assets. SFAS 153 replaces this exception with a general exception from fair value measurement for exchanges of non-monetary assets that do not have commercial substance. A non-monetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. This statement is effective for non-monetary assets exchanges occurring in fiscal periods beginning after June 15, 2005. The adoption of SFAS 153 did not have a material effect on the Company's financial position or results of operations.

In May 2005, the FASB issued SFAS No. 154, "Accounting Changes and Error Corrections," which replaces APB Opinion No. 20 "Accounting Changes," and FASB Statement No. 3 "Reporting Accounting Changes in Interim Financial Statements," and changes the requirements for the accounting for and reporting of a change in accounting principle. This Statement requires retrospective application to prior periods' financial statements of changes in accounting principle, unless it is impracticable to determine either the period-specific effects or the cumulative effect of the change. This Statement shall be effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005. Early adoption is permitted for accounting changes and corrections of errors made in fiscal years beginning after the date this Statement is issued. We do not believe that adoption of SFAS 154 will have a material impact on our financial statements.

          CRYOMASTOR, INC. (A DEVELOPMENT STAGE COMPANY)
                Notes to the Financial Statements
     From Inception on October 25, 2005 to December 31, 2005


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

h. Newly Issued Accounting Pronouncements (Continued)

The implementation of the provisions of these pronouncements are not expected to have a significant effect on the Company's financial statement presentation.

NOTE 3 - FIXED ASSETS

Fixed assets are stated at cost. Expenditure for minor repairs, maintenance, and replacement parts which do not increase the useful lives of the assets are charged to expense as incurred. All major additions and improvements are capitalized. Depreciation is computed using the straight-line method. The lives over which the fixed assets are depreciated range from 5 to 7 years. Fixed assets and related depreciation for the period are as follows:

                                                        December 31,
                                                           2005

 Machinery and equipment                               $     73,801
 Accumulated depreciation                                    (3,075)
                                                       ------------
         Total Fixed Assets                            $     70,726
                                                       ============

Depreciation expense for the year ended December 31, 2005 was $3,075.

NOTE 4 - PATENTS

The patent is stated at lower of cost or market and is being amortized over 15 years as follows:

                                                        December 31,
                                                           2005

 Patent                                                $      9,239
 Accumulated amortization                                      (154)
                                                       ------------
         Net Patent                                    $      9,085
                                                       ============

Amortization expense for the year ended December 31, 2005 was $154.


NOTE 5 - RELATED PARTY TRANSACTIONS

Related party transactions at December 31, 2005 represent amounts owed to and from a shareholder of the Company.

          CRYOMASTOR, INC. (A DEVELOPMENT STAGE COMPANY)
                Notes to the Financial Statements
     From Inception on October 25, 2005 to December 31, 2005


NOTE 6 - SUBSEQUENT EVENTS

Subsequent to year-end, the shareholders of Cryomaster, Inc. voted upon, and approved a merger agreement by and among Reflect Scientific, Inc. ("Reflect") and Cryomaster, Inc. (a development stage company) (Cryomaster). The merger agreement provided for the merger of Cryomaster with and into Reflect. As a result of which, Reflect became the surviving entity and assumed all of Cryomaster's assets and liabilities. As a result of the merger, the shareholders of the Company were issued 3,000,000 shares of Reflect's common stock that are restricted securities, as well as paid $700,000. Cryomaster was also advanced $300,000 to be utilized for its operations and $300,000 of Cryomaster's debt for a U.S. patent was paid. An employment agreement will be executed and the Cryomaster's shareholders will receive 2.5 % of the gross annual revenue earned by Reflect.

An unaudited pro forma balance sheet as of December 31, 2005, and a pro forma income statement for the year ended December 31, 2005, for the combined (post merger) entity, is presented below:

                                                                    Pro Forma
                                                                    Combined
                   Cryomastor     Reflect   Combined              Cryomastor &
                      As of        As of   Historical                Reflect
                  December 31, December 31,Cryomastor & Pro Forma December 31,
                      2005        2005       Reflect   Adjustments    2005

 ASSETS

 Current Assets:
 Cash            $ 4,807      $  492,102    $  496,909 $        - $ 496,909
 Receivables           -         317,274       317,274          -   317,274
 Inventory             -         305,684       305,684          -   305,684
 Prepaid assets        -           4,363         4,363          -     4,363
                 -------      ----------    ---------- ---------- ---------
 Total Current
 Assets            9,707       1,119,423     1,124,230          - 1,124,230
                 -------      ----------    ---------- ---------- ---------
 Fixed assets,
(net)             70,726          20,950        91,676          -    91,676

 Other Assets:
 Deposits              -           5,350         5,350          -     5,350
 Intangibles (net) 9,085               -         9,085  4,851,576 4,651,574(1)
 Accumulated
 amortization          -               -             -   (205,452)(205,452)(2)
                 -------      ----------    ---------- ---------- ---------
 Total Other
  Assets           9,085           5,350        14,435  4,646,124 4,660,559
                 -------      ----------    ---------- ---------- ---------
 TOTAL ASSETS    $89,518      $1,145,723    $1,235,241 $4,646,124$5,876,465
                 =======      ==========    ========== ========== =========

         CRYOMASTOR, INC. (A DEVELOPMENT STAGE COMPANY)
               Notes to the Financial Statements
    From Inception on October 25, 2005 to December 31, 2005


NOTE 6 - SUBSEQUENT EVENTS (continued)

                                                                    Pro Forma
                                                                    Combined
                   Cryomastor     Reflect   Combined              Cryomastor &
                      As of        As of   Historical                Reflect
                  December 31, December 31,Cryomastor & Pro Forma December 31,
                      2005        2005       Reflect   Adjustments    2005

 LIABILITIES AND
STOCKHOLDERS'
EQUITY (DEFICIT)

Current Liabilities:
Accounts payable $10,214      $  176,644    $  186,858 $        - $ 186,858
Common stock
payable                -               -             -  1,000,000 1,000,000(1)
Accrued
liabilities       76,034           2,343        78,377          -    78,377
Income taxes
payable                -          23,077        23,077          -    23,077
                 -------      ----------    ---------- ---------- ---------
 Total Current
 Liabilities      86,248         202,069       288,312  1,000,000 1,288,312
                 -------      ----------    ---------- ---------- ---------
Non-current liabilities:
Deferred income
taxes                  -          32,823        32,823          -    32,823
Notes payable    302,671               -       302,671          -   302,671
                 -------      ----------    ---------- ---------- ---------
Total non-current
liabilities      302,671          32,823       335,494          -   335,494
                 -------      ----------    ---------- ---------- ---------
Total Liabilities388,919         234,892       623,806  1,000,000 1,623,806
                 -------      ----------    ---------- ---------- ---------

Stockholders' Equity:
Preferred stock        -             100           100          -       100
Common stock      10,000         255,300       265,300     30,000         -(1)
                       -               -             -    (30,000)  285,300(1)
Stock
subscription
receivable        (4,900)              -        (4,900)         -    (4,900)
Additional
paid-in capital        -       1,210,337     1,210,337  3,720,000         -(1)
                       -               -             -     73,413 5,003,750(1)
Accumulated deficit
during the
Development
stage           (309,401)              -      (309,401)   309,401         -(1)
Retained
earnings               -        (554,901)     (554,901)  (476,690)(1,031,591)
                 -------      ----------    ---------- ----------  ---------
Total
Stockholders'
Equity          (299,401)        910,836       611,435  3,646,124  4,252,659
                 -------      ----------    ---------- ----------  ---------
TOTAL LIABILITIES
AND STOCKHOLDERS'
EQUITY (DEFICIT)$ 89,518      $1,145,723    $1,235,241 $4,646,124 $5,876,465
                ========      ==========    ========== ========== ==========

         CRYOMASTOR, INC. (A DEVELOPMENT STAGE COMPANY)
               Notes to the Financial Statements
    From Inception on October 25, 2005 to December 31, 2005


NOTE 6 - SUBSEQUENT EVENT (Continued)

                                                                    Pro Forma
                                                                    Combined
                   Cryomastor     Reflect   Combined              Cryomastor &
                      As of        As of   Historical                Reflect
                  December 31, December 31,Cryomastor & Pro Forma December 31,
                      2005        2005       Reflect   Adjustments    2005
                 -------      ----------    ---------- ---------- ---------
Sales            $     -      $2,241,069    $2,241,069 $        -$2,241,069
Cost of sales          -       1,323,883     1,323,883          - 1,323,883
Salaries & wages       -         362,935       362,935          -   362,935
Payroll taxes          -          29,795        29,495          -    29,495
Rent expense           -          79,587        79,587          -    79,587
General &
Administrative    12,301         380,845       393,146    205,452   598,598(2)
                 -------      ----------    ---------- ---------- ---------
Income (loss)
from operations  (12,301)         64,324        52,023   (205,452) (153,429)
                 -------      ----------    ---------- ---------- ---------

Other income
(expense)
Interest expense       -          (9,261)       (9,261)         -    (9,261)
Loss on purchase
of patent       (297,100)              -      (297,100)         -  (297,100)
                 -------      ----------    ---------- ---------- ---------
Total other
income (expense)(297,100)         (9,261)     (306,361)         -  (306,361)
                 -------      ----------    ---------- ---------- ---------
Income tax
expense                -         (16,900)      (16,900)         -   (16,900)
                 -------      ----------    ---------- ---------- ---------
Net Income
(loss)         $(309,401)     $   38,163    $ (271,238)$ (205,452)$(476,690)
                ========      ==========    ========== ========== =========

Basic loss per
share              (0.17)          (0.00)        (0.00)         -     (0.02)
                ========      ==========    ========== ========== =========
Weighted average
shares
Outstanding    1,808,219      24,441,014    24,441,014          - 27,441,014
               =========      ==========    ========== ========== ==========

Description of Adjustments and Other Notes

(1) To eliminate the accumulated deficit during the development stage of Cryomaster and the paid in capital of Reflect as of the date of the merger and record the issuance of the 3,000,000 shares of Reflect's common stock.

(2) To record 12 months of amortization for patent purchased by Reflect as a result of the merger.

  (b) Pro forma financial information.

         See Note 6, Subsequent Events of the Cryomastor, Inc. financial statements dated December 31, 2005 and attached to this 8-K/A-1 under Item
9.01 (a).

  (c)(I) Registrant's Exhibits:

     Attached:
     ---------

     2.1       Agreement and Plan of Merger*

                  Exhibit 5.4(b) Written Consent of Cryomastor and
                                 the Cryomastor Shareholders
                  Exhibit 5.4(c) Investment Letters
                  Exhibit 6.4(b) Consent of Directors of Reflect and
                                 Consent of Directors and Sole
                                 Stockholder of Merger Subsidiary
                  Exhibit 6.10   Employment Agreements
                  Exhibit 6.11   Interim Financing Documents

*Previously filed with original 8-K Current Report.

                                 SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        REFLECT SCIENTIFIC, INC.


Date:  9/13/2006                        /s/Kim Boyce
      --------------                    ------------------------
                                        Kim Boyce
                                        President and Director